Filed Pursuant to Rule 497(d)

INVESCO UNIT TRUSTS SERIES 2132

 Energy Portfolio 2021-2

 Supplement to the Prospectus

As of June 11, 2021, Total SE (ticker: TOT) has changed its name and ticker to TotalEnergies SE (ticker: TTE). As a result, effective immediately, all references to the American Depository Receipt of Total in the Portfolio’s prospectus are hereby replaced with the new name.

Supplement Dated:  June 11, 2021